EXECUTION CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. Purchase Agreement Airbus Model A320-214 aircraft manufacturer's serial number [*******] Dated August 29, 2024 Aurick One Limited Seller CASP Leasing I, LLC Buyer

Table of Contents Page 1. Definitions and Interpretation 1 2. Purchase of Aircraft. 4 3. Conditions to Closing 7 4. Taxes 9 5. Representations, Warranties and Covenants of Seller 10 6. Representations, Warranties and Covenants of Buyer 11 7. Indemnity 11 8. Assignment of Warranties 12 9. Notices 12 10. Governing Law 13 11. Confidentiality 14 12. Miscellaneous 14 EXHIBIT A – FORM OF ACCEPTANCE CERTIFICATE EXHIBIT B – DELIVERY CONDITIONS EXHIBIT C – FORM OF WARRANTY BILL OF SALE

This Purchase Agreement, dated August 29, 2024 (this “Agreement”), is between: (1) Aurick One Limited, an Irish limited liability company, having its principal place of business at The Mill Enterprise Hub, Newtown Link Road, Drogheda, Co. Louth, A92 CD3D, Ireland (“Seller”), and (2) CASP Leasing I, LLC, a Delaware limited liability company, having its principal place of business at 435 Investment Court, Verona, Wisconsin 53593-8788, U.S.A. (“Buyer”). WHERAS, Seller owns all legal and beneficial title to the airframe, engines, parts and technical records described in this Agreement and Buyer desires to purchase and Seller desires to sell such property on the terms and conditions set forth in this Agreement. NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, Seller and Buyer agree as follows: 1. Definitions and Interpretation 1.1 Definitions In addition to the terms and expressions defined elsewhere in this Agreement, the following terms and expressions shall have the following meanings: Acceptance Certificate the Acceptance Certificate signed by Buyer on the Delivery Date substantially in the form attached as Exhibit A. Affiliate as defined in the Lease. Aircraft the Airframe, Engines, Parts and the Technical Records. Additional Rent as defined in the Lease. After-Tax Basis on a basis such that any payment received or deemed to have been received by any Person shall be supplemented by a further amount paid to that Person, so that the recipient is held harmless on an after-tax basis from all taxes, penalties, fines, interest and other charges taking into account any related credits or deductions resulting from the receipt (actual or constructive) of such payments imposed by or under any Government Entity. Airframe the Airbus Model A320-214 airframe with manufacturer's serial number [*******], excluding the Engines or any engine from time to time installed on such airframe, (ii) any and all Parts attached to, incorporated in, installed on or appurtenant to such airframe. Applicable Law as defined in the Lease.

2 Basic Rent the monthly rent payments of (a) $[*******] per month in respect of the months of January, February and March of 2024 (assuming the Lease commenced on the Economic Closing Date) and (b) $[*******] per month in respect of the months from (and including) April 2024 through (and including) the month in which the Delivery Date occurs. Bulgarian Civil Authority the Directorate General Civil Aviation Administration at the Ministry of Transport and Communications of Bulgaria and/or its Director General, as appropriate. Business Day any day other than a Saturday, a Sunday or a day on which commercial banking institutions in New York, New York and Dublin, Ireland are authorized or required to be closed. Buyer Indemnitees Contrail Aviation Support, LLC, Seldon Partners and each of their respective directors, officers, servants, contractors, agents and employees. Certificate of Acceptance as defined in the Lease. Certificate of Delivery Condition as defined in the Lease. Commitment Fee as defined in the Lease. Delivery Conditions as set forth in Exhibit B attached hereto. Delivery Date the Scheduled Delivery Date or such other date to which Seller and Buyer shall agree in accordance with Section 2.2 on which Seller shall transfer the Aircraft to Buyer. Delivery Time the time on the Delivery Date at which Buyer accepts delivery of the Aircraft by executing and delivering to Seller the Acceptance Certificate. Dollars or “$” the legal currency of the United States of America. Economic Closing Date January 1, 2024. Engines each of the two CFM Model CFM56-5B4/P aircraft engines bearing manufacturer’s serial numbers [*******] and [*******], together with any and all Parts attached to, incorporated in, installed on or appurtenant to any such engine. Final Delivery Date as defined in the Lease. Government Entity as defined in the Lease.

3 Lease the Lease Agreement in respect of the Aircraft between Buyer and Lessee dated on or before the date of this Agreement. Lessee Electra Airways OOD, a company organized and existing under the laws of the Republic of Bulgaria, registered in the Commercial and NPLE Register under corporate number (EIK) 203506186, registered in the Bulgarian Registry of the Airlines Operating Chiefly on International Routes. Maintenance Records as defined in Section 2.6 herein. Net Purchase Price the Purchase Price adjusted as follows: (a) reduced by (i) an amount equal to all Basic Rent pertaining to the period from but excluding the Economic Closing Date and ending on and including the Delivery Date (including the Basic Rent due for the entire month in which the Delivery Date occurs) had the Lease commenced on the Economic Closing Date, and (ii) an amount equal to all Additional Rent pertaining to the period from but excluding the Economic Closing Date and ending on and including the Delivery Date had the Lease commenced on the Economic Closing Date; (b) increased by the daily amount of interest on the amount of the Purchase Price at a rate of (i) 6% (on an actual/360 day year basis) from but excluding the Economic Closing Date and ending on and including July 31, 2024; and (ii) 8% (on an actual/360 day year basis) from August 1, 2024 and ending on and including the Delivery Date; and (c) reduced by the amount of the Commitment Fee. Parts any and all appliances, parts, instruments, appurtenances, accessories, furnishings, seats that were previously installed on the Airframe and other equipment or components of whatever nature (other than complete Engines or engines) incorporated in, installed in, attached to or appurtenant to the Aircraft. Person as defined in the Lease. Purchase Price $[*******] Sales Taxes any sales, use, excise, transfer, gross receipts, value added or other similar taxes, fees or charges applied or assessed on the sale of the Aircraft under this Agreement.

4 Sale Documents this Agreement, the Acceptance Certificate, and the Warranty Bill of Sale. Scheduled Delivery Date August 30, 2024, or such later date as agreed by the parties. Security Interest as defined in the Lease. Technical Records all records, logs, manuals and other documentation and data with respect to the Aircraft in the possession of Seller in addition to the Maintenance Records. Warranty Bill of Sale the Warranty Bill of Sale signed by Seller on the Delivery Date covering the Aircraft substantially in the form attached as Exhibit C. 1.2 Interpretation (a) In this Agreement, unless the contrary intention is stated, a reference to: (i) each of "Seller", "Lessor", "Lessee", "Servicer", "Financing Party" or any other Person includes without prejudice to the provisions of this Agreement any successor in title to it and any permitted assignee; (ii) words importing the plural shall include the singular and vice versa; (iii) the term "including", when used in this Agreement, means "including without limitation" and "including but not limited to"; (iv) any document shall include that document as amended, novated or supplemented from time to time unless expressly stated to the contrary; (v) a law (1) includes any statute, decree, constitution, regulation, order, judgment or directive of any Government Entity; (2) includes any treaty, pact, compact or other agreement to which any Government Entity is a signatory or party; (3) includes any judicial or administrative interpretation or application thereof; and (4) is a reference to that provision as amended, substituted or re-enacted; and (vi) a "Section", "Schedule" or "Exhibit" is a reference to a section of, a schedule to or an exhibit to this Agreement. (b) The headings in this Agreement are to be ignored in construing this Agreement. 2. Purchase of Aircraft 2.1 Seller shall sell and deliver to Buyer and Buyer shall purchase and accept from Seller the Aircraft on the Delivery Date subject to the terms and conditions of this Agreement.

5 2.2 Closing The sale of the Aircraft shall occur on the Scheduled Delivery Date; however, if either Seller or Buyer is not ready to complete the sale or purchase on the Scheduled Delivery Date, then Seller or Buyer, respectively, shall be permitted to delay the Delivery Date one or more times by written notice to the other to a date not later than the Final Delivery Date. 2.3 Payment of Net Purchase Price (a) On the Scheduled Delivery Date, Buyer shall pay the Net Purchase Price for the Aircraft to Seller by wire transfer of the Net Purchase Price in immediately available funds to the following account of Seller: [*******] [*******] [*******] [*******] [*******] (b) All payments of the Net Purchase Price and other payments under this Agreement shall be made in Dollars and in immediately available funds for full credit on the date payment is due under this Agreement. 2.4 Title Transfer. Title to the Aircraft shall transfer from Seller to Buyer concurrently with the delivery by Buyer to Seller of the Acceptance Certificate and the receipt of the Net Purchase Price by the Seller. In addition, concurrent with the sale of the Aircraft by Seller to Buyer, the documents provided in Sections 3.1 and 3.2 shall be deemed delivered (unless such delivery is waived). The parties acknowledges and agree that immediately prior to the Delivery Time the Aircraft has been made available by the Seller for exclusive use by the Lessee and will be in the possession of the Lessee and that concurrent with the execution of the Acceptance Certificate, Lessee shall execute and the Certificate of Acceptance and all risk of loss and damage to the Aircraft shall transfer to Lessee pursuant to the Lease and subject to its terms and conditions, as well as that following the Delivery Date, the Buyer will continue to make the Aircraft available for exclusive use by the Lessee on the basis of the Lease. As soon as possible after the Delivery Date, the Lessee will deliver to Seller one original copy of the Certificate of Acceptance executed by the Lessee. 2.5 Condition Upon Delivery. The Aircraft shall be delivered to Buyer or its designee “AS IS, WHERE IS WITH ALL FAULTS” and SUBJECT TO EACH AND EVERY DISCLAIMER OF WARRANTY AND REPRESENTATION AS SET FORTH IN SECTION 7. Buyer shall be deemed to have unconditionally accepted each item of the Aircraft for all purposes under this Agreement upon the delivery by Buyer of the Acceptance Certificate to Seller. 2.6 Inspection. (a) Buyer will perform an inspection of the Aircraft and its Maintenance Records to confirm the Aircraft’s suitability for Buyer’s requirements. Such inspection (the “Pre-Purchase Inspection”) shall include: (i) physical inspection of the Aircraft consisting of a walk-around physical inspection of the Airframe and Engines including access to cabin, flight deck, cargo and equipment bays, with Engine/APU cowls opened; and

6 (ii) a review of the Maintenance Records including (A) current status reports (LLP status AD status, Non-Incident Statement etc.), (B) Last Done/Next Due report, (C) Engine Condition Monitoring report, and (D) technical records inventory list at the time of Seller’s purchase of the Aircraft and/or at the time of last delivery on lease or lease redelivery. (b) The Pre-Purchase Inspection shall be performed in the presence of Seller (or its nominee) at a location designated by Seller considering where the Aircraft will be in operation. (c) In the event that the Pre-Purchase Inspection reveals that the Aircraft does not comply with the Delivery Conditions, Buyer will provide a description of such noncompliance or damage (as the case may be) in writing to Seller and Seller shall have an opportunity to remedy such noncompliance or damage to Buyer’s satisfaction, prior to the Delivery Date (and, in any event, no later than the Final Delivery Date). (d) In the event that, at any time after completion of Pre-Purchase Inspection and before the Delivery Date, the Aircraft shall sustain damage of any kind or sort that would cost in excess of $100,000 to repair, Seller shall promptly notify Buyer of the same and Buyer shall have the right to reject the Aircraft or request Seller to rectify the damage (to the satisfaction of Buyer) prior to the Final Delivery Date provided that Seller, acting reasonably, shall have the right to refuse such rectification request. In either case, neither party shall have any further obligations to the other hereunder or under the Lease in respect of such Aircraft. 2.7 Termination. If the delivery of the Aircraft has not occurred by the Final Delivery Date for any reason whatsoever, the obligation of Seller to sell and of Buyer to purchase the Aircraft shall terminate, but the other obligations of Seller and Buyer under this Agreement, including under Section 2.9, shall remain unaffected. 2.8 Binding Obligations. This Agreement sets forth the binding obligation of Seller to sell the Aircraft and the binding obligation of Buyer to purchase the Aircraft. Before the Final Delivery Date (a) Seller shall cause each of the conditions set forth in Section 3.1 to be satisfied and shall take all other actions necessary to perform its obligations under the Sale Documents, and (b) Buyer shall cause each of the conditions set forth in Section 3.2 to be satisfied and shall take all other actions necessary to perform its obligations under the Sale Documents. 2.9 Damages and Remedies. (a) If the sale of the Aircraft does not occur before the Final Delivery Date as a result of (i) the failure of Seller to cause each of the conditions set forth in Section 3.1 to be satisfied or to perform any of its other obligations under the Sale Documents, and/or (ii) the failure of Lessee to cause each of the conditions set forth in Sections 3.1 and 3.2 of the Lease to be satisfied, then Buyer may by notice to Seller terminate its obligations to purchase the Aircraft from Seller. Buyer shall be entitled to exercise any and all rights and remedies, available by law, for Seller’s failure to perform its obligations under the Sale Documents.

7 (b) If the sale of the Aircraft does not occur before the Final Delivery Date as a result of the failure of Buyer to cause each of the conditions set forth in Section 3.2 to be satisfied or to perform any of its other obligations under the Sale Documents, then Seller may by notice to Buyer terminate its obligation to sell the Aircraft to Buyer. Seller shall be entitled to exercise any and all rights and remedies, available by law or in equity, for Buyer’s failure to perform its obligations under the Sale Documents. 3. Conditions to Closing 3.1 Buyer’s Closing Conditions. The obligation of Buyer to purchase the Aircraft at the Delivery Time is subject to the satisfaction by Seller or waiver by Buyer of each of the following conditions precedent: (a) each of the Sale Documents shall have been duly authorized, executed and delivered by Seller and shall be in full force and effect with respect to Seller and executed counterparts shall have been delivered to Buyer. (b) at the Delivery Time (i) the representations and warranties of Seller shall be true and accurate as though made on and as of such date, and (ii) nothing shall have occurred that will prevent Seller from performing its obligations under the Sale Documents. (c) Buyer shall have received a certificate, dated on the Delivery Date, from Seller signed by a duly authorized officer of Seller addressed to Buyer and certifying the following documents from Seller in form and substance satisfactory to Buyer: (i) a copy of resolutions of the Board of Directors of Seller, certified by a Director of Seller, duly authorizing the sale of the Aircraft by Seller under this Agreement and the execution, delivery and performance by Seller of the Sale Documents and each other document required to be executed and delivered by Seller; and (ii) certifying the authority and exhibiting specimen signatures of the individuals authorized to execute and deliver the Sale Documents. (d) Buyer shall have received: (i) copies of all bills of sale or other title transfer documents in respect of the Aircraft constituting or evidencing the successive transfers of title of the Aircraft from the manufacturer through to Seller; (ii) Incident/Accident Clearance Statements in respect of the airframe, engines, landing gear and APU from the current operator; (iii) copies of the priority search certificates of the International Registry in respect of the Airframe and each Engine; (iv) evidence of insurance required under the Lease;

8 (v) confirmation of the location of the Aircraft and that the Aircraft is (and will, throughout the duration of the closing be) located in Katowice, Poland, Dublin, Ireland or in international airspace; (e) satisfaction of all conditions precedent set forth in Sections 3.1 and 3.2 of the Lease (or their waiver or deferral by Buyer, as lessor); (f) Seller shall not be in default of its obligations under this Agreement or any Sale Document to which it is a party; (g) Buyer being satisfied that no Default or Event of Default (each as defined in the Lease) has occurred and is continuing; (h) evidence that all applicable documentation to be filed with the Bulgarian Civil Aviation Authority to reflect the transfer of ownership of the Aircraft and the leasing of the Aircraft pursuant to the Lease is in final form, executed and positioned for filing immediately following the Delivery Date; and in particular: (i) application for the approval of the lease transaction the Lease to be filed with the Bulgarian Civil Aviation Authority by the Lessee under the Lease; (ii) application for change of and the issuance of new certificate of registration of the Aircraft by keeping its current registration mark [*******] to evidence the Buyer as the owner to be filed with the Bulgarian Civil Authority by the Lessee ; and (iii) application for the amendment of the aircraft station license of the Aircraft to evidence the Buyer as the owner to be filed with the Bulgarian Civil Aviation Authority by the Lessee. (i) There shall have occurred no total loss of the Aircraft and no adverse change in the condition of the Aircraft subsequent to the completion of Buyer’s inspection of the Aircraft described in Section 2.6 of this Agreement. (j) There shall have occurred no material adverse change in the financial condition or operations of the Lessee subsequent to the date of this Agreement. (k) Evidence that the applications for deregistration of the following existing pledges on the Aircraft and the Engines have been filed with the respective Bulgarian authorities, as follows: (i) An aircraft pledge over the Aircraft and the Engines, established pursuant to an Aircraft Pledge Agreement dated 21 September 2023 the Seller as pledgor and NIGEL LIMITED as pledgee, registered with the Bulgarian Civil Aircraft Register as of 25 September 2023; (ii) A special pledge of the Engines pursuant to a Special Pledge Agreement on movable assets dated 21 September 2023, registered with the Bulgarian Central Register on Special Pledges on 21 September 2023 under reg. No. [*******].

9 3.2 Seller’s Closing Conditions. The obligation of Seller to sell the Aircraft to Buyer at the Delivery Time is subject to the satisfaction by Buyer or waiver by Seller of each of the following conditions precedent: (a) Each of the Sale Documents to which Buyer is a party shall have been duly authorized, executed and delivered by Buyer and shall be in full force and effect with respect to Buyer, and executed counterparts shall have been delivered to Seller. (b) At the Delivery Time (i) the representations and warranties of Buyer shall be true and accurate as though made on and as of such date, and (ii) nothing shall have occurred that will prevent Buyer from performing its obligations under the Sale Documents. (c) Buyer shall have paid the Net Purchase Price in accordance with Section 2.3. (d) Seller shall have received the following documents: (i) a copy of certified resolutions of Buyer, duly authorizing the purchase of the Aircraft under this Agreement, and the execution, delivery and performance by Buyer of the Sale Documents to which it is a party and each other document required to be executed and delivered by Buyer in accordance with the provisions of the Sale Documents; and (ii) an incumbency certificate of Buyer as to the individuals authorized to execute and deliver the Sale Documents to which it is party and each other document to be executed on behalf of Buyer in connection with the transactions contemplated by the Sale Documents, including the signatures of such persons. 4. Taxes 4.1 Liability for Sales Taxes. (a) The Purchase Price of the Aircraft does not include Sales Taxes that may be imposed by any Government Entity in any jurisdiction as a result of the sale of the Aircraft under this Agreement. (b) Seller shall be responsible for the payment of any and all Sales Taxes on the Aircraft. Upon demand of any Government Entity for payment of any Sales Taxes, Buyer shall promptly notify Seller and Seller shall pay such Sales Taxes; provided, that in the event that Buyer is required to pay any such Sales Taxes, Buyer shall invoice Seller for the amount of such Sales Taxes paid by Buyer and Seller shall reimburse Buyer on an After Tax Basis, for such amount within five Business Days of Seller’s receipt of such invoice. 4.2 Cooperation. Seller and Buyer shall cooperate and take all actions reasonably requested by the other that are not in contravention of any provision of the Sale Documents or Applicable Law to minimize the amount of any Sales Taxes applicable to this Agreement or the consummation of the transactions contemplated by this Agreement.

10 5. Representations and Warranties of Seller Seller represents and warrants on the date of this Agreement and as of the Delivery Date, and covenants, as follows: 5.1 Organization, Power and Authority. Seller is a duly formed and validly existing [limited liability company incorporated under the laws of Ireland] and has the corporate power and authority to carry on its business as presently conducted and to execute, deliver and perform its obligations under each of the Sale Documents to which it is a party, and each of such Sale Documents has been duly authorized by all necessary corporate action on the part of Seller and does not require any approval of the stockholders of Seller that has not been obtained. 5.2 Non-Contravention. The execution, delivery and performance of the Sale Documents to which Seller is a party and the consummation of the transactions contemplated by the Sale Documents will not contravene any Applicable Law binding on Seller or its property or result in any breach of, or constitute any default under, any indenture, mortgage, chattel mortgage, deed of trust, conditional sales contract, bank loan or credit agreement, corporate charter, by-law or other agreement or instrument to which Seller is a party or by which Seller or its properties may be bound or affected. 5.3 Enforceability. Each of the Sale Documents to which Seller is a party has been duly executed and delivered by Seller and, upon the due authorization, execution and delivery of such Sale Documents by the other parties to such Sale Documents, will constitute the legal, valid and binding agreement of Seller, enforceable against Seller in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally, or by equitable principles (regardless of whether enforcement is sought in a proceeding in equity or at law). 5.4 Warranty of Title. On the Delivery Date, Seller will be the sole legal and beneficial owner of the Aircraft, and Seller will transfer to Buyer good and marketable title to the Aircraft, free and clear of all Security Interests other than any Security Interest created by or through Buyer or any Permitted Lien (as defined in the Lease) and save for the Security Interests referred to in Section 3.1(k) above. 5.5 No Consent. The execution, delivery and performance by Seller of the Sale Documents do not require the consent, approval, order or authorization of, the giving of notice to, the registration with or the taking of any other action in respect of any Government Entity, except the filing for recordation with the appropriate aviation authority. 5.6 No Bankruptcy. No bankruptcy trustee, liquidator, examiner, receiver or similar officer has been appointed in respect of all or any part of the assets of Seller nor has any application been made to a court which is still pending for an order for, or any act, matter or thing been done which with the giving of notice, lapse of time or satisfaction of some other condition (or any combination thereof) will lead to, the appointment of any such officer or equivalent in any jurisdiction. 5.7 No Litigation. No litigation, arbitration or claim before any court, arbitrator, governmental or administrative agency or authority which would have a material adverse effect on the ability of Seller to observe or perform its respective obligations under this Agreement or

11 any other Sale Document to which it is a party is in progress, or to the knowledge of the relevant party, threatened against Seller. 5.8 No Loss or Damage. No total loss or damage of any kind or sort that would cost in excess of $100,000 to repair (and which has not been already repaired in accordance with Section 2.6(d)) has occurred to the Aircraft. 5.9 Lessee Operating Chiefly on International Routes. Lessee is registered in the Bulgarian Registry of Airlines Operating Chiefly on International Routes kept by the Bulgarian Civil Aviation Authority and is an international airline for Bulgarian VAT purposes. 6. Representations and Warranties of Buyer Buyer represents and warrants on the date of this Agreement and as of the Delivery Date, and covenants, as follows: 6.1 Organization, Power and Authority. Buyer is a duly organized and validly existing limited liability company in good standing under the laws of Delaware and has the power and authority to carry on its business as presently conducted and to execute, deliver and perform its obligations under the Sale Documents to which it is a party, and each of such Sale Documents has been duly authorized by all necessary company action on the part of Buyer and does not require any approval that has not been obtained. 6.2 Non-Contravention. The execution, delivery and performance of the Sale Documents to which Buyer is a party and the consummation of the transactions contemplated by the Sale Documents will not contravene any law binding on Buyer or result in any breach of, or constitute any default under, any indenture, mortgage, chattel mortgage, deed of trust, conditional sales contract, bank loan or credit agreement, certificate of formation, operating agreement or other agreement or instrument to which Buyer is a party or by which Buyer or its properties may be bound or affected. 6.3 Enforceability. Each of the Sale Documents to which Buyer is a party has been duly authorized, executed and delivered by Buyer and will constitute the legal, valid and binding agreement of Buyer, enforceable against Buyer in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally, or by equitable principles (regardless of whether enforcement is sought in a proceeding in equity or at law). 6.4 No Consent. The execution, delivery and performance by Buyer of the Sale Documents to which it is a party do not require the consent or approval of, the giving of notice to, the registration with or the taking of any other action in respect of any Government Entity. 7. Indemnity Seller agrees to defend, indemnify and hold harmless Buyer Indemnitee on an After-Tax Basis, from any and all costs, expenses, payments, charges, losses, demands, liabilities, claims, actions, proceedings, penalties, fines, damages, judgments, orders or other sanctions (“Losses”) which may be incurred by a Buyer Indemnitee and which arise directly or indirectly out of or in any way connected with the following:

12 (a) the ownership, maintenance, possession, control, use or operation of the Aircraft prior to the Delivery Time; or (b) the breach of the Seller’s obligations, representations and warranties hereunder, except, in each case, for Losses which result from the gross negligence or willful misconduct of a Buyer Indemnitee. 8. Assignment of Warranties Effective as of the Delivery Date, Seller irrevocably assigns to Buyer all of Seller’s rights under any applicable and active warranty (express or implied), service policy, maintenance or product agreement of any manufacturer, any maintenance and overhaul agency or any subcontractor, supplier or vendor of any item of the Aircraft to the extent that such rights are assignable and are not extinguished as a result of this Agreement or such assignment. From time to time upon the reasonable request of Buyer, Seller shall give notice to any such manufacturer, maintenance and overhaul agency, subcontractor, supplier or vendor of the assignment of such warranties or other agreements to Buyer and execute and deliver to Buyer such additional documents (at Buyer’s expense) as Buyer may reasonably request in order to effectuate or confirm the foregoing assignment. Seller shall enforce on Buyer’s behalf all such rights that are not assignable or would be extinguished as a result of this Agreement or such assignment, provided that Buyer shall pay the reasonable costs and expenses incurred by Seller in rendering such assistance. 9. Notices 9.1 Receipt of Notices. All notices and other communications given under or in connection with this Agreement shall be in writing and shall be deemed to have been received when delivered to the address specified in Section 9.2. 9.2 Address for Notices. All such notices, requests, demands and other communications shall be sent: (a) If to Seller: [*******] [*******] [*******] [*******] [*******] Attention: [*******] Email: [*******] Alternate Email: [*******] with a copy to: [*******] [*******] [*******] [*******]

13 Attention: [*******] Email: [*******] Alternate Email: [*******] Telephone: [*******] (b) If to Buyer: [*******] [*******] [*******] [*******] Attention: [*******] Email: [*******] Telephone: [*******] or to such other address or telefax number as shall have been notified by one party to the other in the manner set out in this Section 9.2. 10. Governing Law 10.1 Construction. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. 10.2 Jurisdiction. Each of Seller and Buyer expressly submits to the non-exclusive jurisdiction of the federal and state courts located in in the Borough of Manhattan, New York, State of New York (the “Agreed Courts”). Final judgment against Seller or Buyer rendered by any Agreed Court shall be conclusive and may be enforced in any other jurisdiction by suit on such judgment, a certified or true copy of which shall be conclusive evidence of the facts and of the amount of any indebtedness or liability of such party; provided, that Seller or Buyer may at its option bring suit or institute other judicial proceedings against the other party or the other party’s assets in the courts of any other jurisdiction where such other party or such assets may be found, to the extent permitted by the Applicable Law of such other jurisdiction. 10.3 Waiver of Objection to Venue. Each of Seller and Buyer irrevocably waives any claim or objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding brought in any Agreed Court and further irrevocably waives any claim or objection that any such suit, action or proceeding brought in any Agreed Court has been brought in an inconvenient forum. 10.4 Waiver of Jury Trial. Each of Seller and Buyer waives any right to have a jury participate in resolving any dispute, whether sounding in contract, tort or otherwise, arising out of, connected with, related to or in connection with this Agreement or the transactions contemplated hereby. Instead, any dispute resolved in court will be resolved in a bench trial without a jury. 10.5 Expenses of Litigation. If any suit, action or proceeding is brought by Seller against Buyer or by Buyer against Seller and is decided by a court of competent jurisdiction, the party against which the decision is rendered shall indemnify the other for all damages, costs and expenses, including reasonable attorneys’ fees and expenses, arising in connection with such suit, action or proceeding.

14 11. Confidentiality 11.1 Confidential Material. The parties agree that the Purchase Price and all of the provisions in this Agreement relating to the calculation and payment thereof constitute commercially sensitive and proprietary information. The parties agree to keep all such information (“Confidential Material”) strictly confidential in accordance with the provisions of this Section 11.1. 11.2 Non-disclosure of Confidential Material. Each of the parties agrees it will not disclose such Confidential Material to any person or entity other than to their Affiliates and to the Boards of Directors or equivalent governing bodies, agents, employees, professional advisors of the foregoing in connection with the performance of services provided by them, in connection with the enforcement of any of the Sale Documents, any audit, as may otherwise be required by law, regulation or judicial process, or in the case of Buyer, to any prospective financing party or to a participant or assignee of all or any part of Buyer’s interest in the Aircraft. Any party disclosing Confidential Material to any person or entity as aforesaid shall use reasonable efforts to cause such person or entity receiving Confidential Material to agree to the terms of this letter as regards any disclosure by it of Confidential Material. In the case of disclosure of Confidential Material pursuant to judicial process, the party from whom disclosure is sought shall notify each other party of the demand for disclosure. Any party seeking to protect the Confidential Material from such disclosure may at its cost and expense take such action as it reasonably deems necessary to preserve the confidentiality of the Confidential Material, provided such action shall not subject the party from whom disclosure is sought to any risk, liability, penalty or cost (including fees and costs of counsel). 11.3 Exclusion for Tax Matters. In addition, notwithstanding anything to the contrary set forth herein, the obligations of confidentiality contained herein shall not apply to the U.S. federal or state tax structure or U.S. federal or state tax treatment of the transaction contemplated by this Agreement, and each party hereto (and any employee, representative, or agent of each party hereto) may disclose to any and all persons, without limitation of any kind, the U.S. federal and state tax structure and U.S. federal and state tax treatment of such transactions and all materials of any kind (including opinions or other tax analyses) relating to such U.S. federal and state tax treatment and U.S. federal and state tax structure. 12. Miscellaneous 12.1 Expenses. Each of Seller and Buyer shall bear its own expenses in connection with the negotiation, execution and delivery of the Sale Documents and the transactions contemplated by this Agreement to occur on the Delivery Date, save as set forth in Section 2.9(a). Seller will be responsible for all reasonable and properly documented costs associated with all necessary filings in the country of registration of the Aircraft and in the country of habitual base of the Aircraft required to reflect the transfer of title to the Aircraft contemplated by this Agreement, and the payment of all stamp duties and translation fees. 12.2 Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of Seller and Buyer and their respective successors and permitted assigns. Neither Seller nor Buyer may assign its rights or obligations under this Agreement in whole or in part before the Delivery

15 Date without the prior written consent of the other party, which consent shall not unreasonably be withheld. 12.3 Modification, Amendments, Entire Agreement. The Sale Documents and their schedules and exhibits embody the entire agreement and understanding of Seller and Buyer with respect to the subject matter hereof and thereof, and, as of the date of this Agreement, terminate and supersede all prior or independent agreements and understandings between Seller, Buyer and their respective Affiliates covering the same subject matter. This Agreement shall not be modified or amended, and no right granted or created hereunder including the provisions of this Section 12.3 shall be waived orally or by implication, but only by writing signed by Seller and Buyer. 12.4 Survival. All representations, warranties and agreements of Seller and Buyer in the Sale Documents shall survive the sale of the Aircraft. 12.5 No Brokers. Each of Seller and Buyer represents and warrants that it has retained no brokers or finders who shall have any claim to compensation or costs or expenses with respect to the transactions contemplated by the Sale Documents. In the event that a claim is made by a broker or finder, the party responsible for the breach of this Section 12.5 shall indemnify the other for any damages, including reasonable attorneys’ fees and expenses, arising from such claim. 12.6 Waiver of Certain Rights. To the fullest extent permitted by Applicable Law, each of Seller and Buyer hereby agrees that no rights or remedies referred to in the U.N. Convention on Contracts for the International Sales of Goods shall be conferred upon either Buyer or Seller unless otherwise expressly granted in this Agreement. The U.N. Convention on Contracts for the International Sales of Goods is not applicable to this Agreement. 12.7 No Waiver of Enforcement. Any failure at any time of Seller or Buyer to enforce any provision of the Sale Documents shall not constitute a waiver of such provision or prejudice the right of either party to enforce such provision at any subsequent time. 12.8 Counterparts. This Agreement may be executed in counterparts, each of which shall constitute an original document. [signature page follows]

- signature page - IN WITNESS WHEREOF, Seller and Buyer have caused this Purchase Agreement to be executed by their duly authorized officers as of the date first above written. Aurick One Limited as Seller ________________________ By: Name: Title: ________________________ By: Name: Title: ________________________ By: Name: Title: CASP Leasing I, LLC as Buyer By: Contrail Aviation Support, LLC - Manager ________________________ By: Joseph G. Kuhn Title: CEO

EXHIBIT A Page 1 EXHIBIT A – FORM OF ACCEPTANCE CERTIFICATE Acceptance Certificate This Acceptance Certificate is delivered on the date set forth in paragraph 1 below by CASP Leasing I, LLC (“Buyer”) to Aurick One Limited (“Seller”) pursuant to a purchase agreement dated [ ], between Buyer and Seller in respect of one Airbus model A320-214 airframe bearing manufacturer’s serial number [*******] (the “Purchase Agreement”). Capitalized terms used but not defined in this Acceptance Certificate shall have the meaning given to such terms in the Purchase Agreement. Buyer hereby confirms to Seller that Buyer has at [hour]:[minute] [time zone] on this [ ] day of [ ] 2024, at [PLACE], accepted the following, in accordance with the provisions of the Purchase Agreement: (a) one Airbus Model A320-214 airframe bearing manufacturer’s serial number [*******]; (b) two CFM Model CFM56-5B4/P aircraft engines bearing manufacturer’s serial numbers [*******] and [*******]; (c) all Parts installed on, attached to, incorporated in or appurtenant to the Airframe and Engines; and (d) the Technical Records with respect to the Airframe, Engines and Parts set forth above. IN WITNESS WHEREOF, Buyer has duly executed this Acceptance Certificate this [ ] day of [ ] 2024. CASP Leasing I, LLC as Buyer By: Contrail Aviation Support, LLC - Manager ______________________________ By: Joseph G. Kuhn Title: CEO

EXHIBIT B Page 1 EXHIBIT B – DELIVERY CONDITIONS The Aircraft will satisfy the Delivery Conditions set forth below. The Aircraft will otherwise be in “as is, where is, with all faults” condition on the Delivery Date. 1. The Aircraft will have a valid Certificate of Airworthiness. 2. The Aircraft will have a valid Certificate of Release to Service. 3. The Aircraft will have Technical Records acceptable to Buyer. 4. The Aircraft interior will be configured as per the LOPA presented during the Pre-Purchase Inspection. 5. The Aircraft will be in compliance with all Type Design and EASA (if different from Type Design) Airworthiness Directives that by their terms require compliance on the Delivery Date. 6. The Aircraft will be in compliance with all applicable EASA requirements for passenger operation as a transport category commercial Aircraft including EU-OPS 1 and Part M. 7. Each Engine will be serviceable. 8. The APU will be serviceable. 9. Landing Gear will be serviceable.

EXHIBIT C Page 1 EXHIBIT C – FORM OF WARRANTY BILL OF SALE Warranty Bill of Sale Aurick One Limited, (“Seller”), in consideration of Ten Dollars and other good and valuable consideration, receipt of which is acknowledged, grant, bargain, sell and assign to CASP Leasing I, LLC (“Buyer”), its successors and assigns, the following airframe, engines and parts (collectively, the “Aircraft”) and the Technical Records (a) one Airbus Model A320-214 airframe bearing manufacturer’s serial number [*******]; (b) two CFM Model CFM56-5B4/P aircraft engines bearing manufacturer’s serial numbers [*******] and [*******]; (c) all parts, appliances, equipment, instruments, components and accessories attached to, installed in, incorporated in or appurtenant to such airframe and engines; and (d) all Technical Records with respect to the Aircraft. Capitalized terms used but not defined in this Warranty Bill of Sale have the meanings defined in the purchase agreement dated [ ], between Buyer and Seller in respect of the Aircraft. Seller warrants to Buyer and its successors and assigns that Seller has been the legal and beneficial owner of the Aircraft and that Seller hereby vests in Buyer good and marketable title to the Aircraft, free and clear of all Security Interests other than any Security Interest created by or through Buyer or any Permitted Lien (as defined in the Lease). Seller, for itself and for its successors and assigns, agrees and warrants that it and its successors and assigns shall defend the good and marketable title of Buyer to the Aircraft against the claims of any Person. THIS BILL OF SALE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

EXHIBIT C Page 2 IN WITNESS WHEREOF, Seller has duly executed and delivered this Warranty Bill of Sale this [ ] day of [ ], 2024. Aurick One Limited, as Seller By:________________________________ Name: Title: By:________________________________ Name: Title: By:________________________________ Name: Title: 29654617v2